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                                              CHASE MANHATTAN RV OWNER TRUST 1997-A
                                                    MONTHLY SERVICER'S REPORT



                                                                                            Settlement Date         5/31/98
                                                                                            Determination Date      6/10/98
                                                                                            Distribution Date       6/15/98



I.       All Payments on the Contracts                                                                               25,416,179.43
II.      All Liquidation Proceeds on the Contracts with respect to Principal                                            234,809.98
III.     Repurchased Contracts                                                                                                0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       469,686.61
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                             252,209.89
VIII.   Transfers to the Pay-Ahead Account                                                                             (151,975.10)

IX.     Less:  Investment Earnings distributions                                                                              0.00
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $26,220,910.81
                                                                                                               ===================



DISTRIBUTION AMOUNTS                                                        Cost per $1000
-------------------------------                                             ----------------
1.   (a)  Class A-1 Note Interest Distribution                                                               0.00
      (b)  Class A-1 Note Principal Distribution                                                             0.00
             Aggregate Class A-1 Note Distribution                            0.00000000                                      0.00

2.   (a)  Class A-2 Note Interest Distribution                                                          22,626.95
      (b)  Class A-2 Note Principal Distribution                                                     4,639,839.33
            Aggregate Class A-2 Note Distribution                             39.18038891                             4,662,466.28

3.   (a)  Class A-3 Note Interest Distribution                                                         557,372.50
      (b)  Class A-3 Note Principal Distribution                                                    15,884,330.38
            Aggregate Class A-3 Note Distribution                            145.50179540                            16,441,702.88

4.   (a)  Class A-4 Note Interest Distribution                                                         366,216.67
      (b)  Class A-4 Note Principal Distribution                                                             0.00
           Aggregate Class A-4 Note Distribution                              5.01666667                                366,216.67

5.   (a)  Class A-5 Note Interest Distribution                                                         665,500.00
      (b)  Class A-5 Note Principal Distribution                                                             0.00
            Aggregate Class A-5 Note Distribution                             5.04166667                                665,500.00

6.   (a)  Class A-6 Note Interest Distribution                                                         449,533.33
      (b)  Class A-6 Note Principal Distribution                                                             0.00
            Aggregate Class A-6 Note Distribution                             5.10833333                                449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                         291,650.00
      (b)  Class A-7 Note Principal Distribution                                                             0.00
            Aggregate Class A-7 Note Distribution                             5.11666667                                291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                         441,291.67
      (b)  Class A-8 Note Principal Distribution                                                             0.00
            Aggregate Class A-8 Note Distribution                             5.19166667                                441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                         321,266.67
      (b)  Class A-9 Note Principal Distribution                                                             0.00
            Aggregate Class A-9 Note Distribution                             5.26666667                                321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                         345,041.67
      (b)  Class A-10 Note Principal Distribution                                                            0.00
            Aggregate Class A-10 Note Distribution                            5.30833333                                345,041.67

11. (a)  Class B Certificate Interest Distribution                                                     244,679.31
      (b)  Class B Certificate Principal Distribution                                                        0.00
            Aggregate Class B Certificate Distribution                        5.45000000                                244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                              301,472.97
       (b)  Reimbursement of prior Monthly Advances                                                    331,369.75
               Total Servicer Payment                                                                                   632,842.72

13.  Deposits to the Reserve Account                                                                                  1,358,719.63

Total Distribution Amount                                                                                           $26,220,910.81
                                                                                                               ===================

Reserve Account distributions:
-----------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  174,323.73
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     1,184,395.90
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                              61,493.48
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  417,800.99
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                 $1,838,014.10
                                                                                                               ===================


           INTEREST
-------------------------------

1.   Current Interest Requirement
       (a) Class A-1 Notes    @5.598%                                                                        0.00
       (b) Class A-2 Notes    @5.852%                                                                   22,626.95
       (c) Class A-3 Notes    @5.919%                                                                  557,372.50
       (d) Class A-4 Notes    @6.020%                                                                  366,216.67
       (e) Class A-5 Notes    @6.050%                                                                  665,500.00
       (f) Class A-6 Notes    @6.130%                                                                  449,533.33
       (g) Class A-7 Notes    @6.140%                                                                  291,650.00
       (h) Class A-8 Notes    @6.230%                                                                  441,291.67
       (i) Class A-9 Notes    @6.320%                                                                  321,266.67
       (j) Class A-10 Notes   @6.370%                                                                  345,041.67
                     Aggregate Interest on Notes                                                                       3,460,499.45
       (k) Class B Certificate @6.540%                                                                                   244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
       (g) Class A-7 Notes                                                                                   0.00
       (h) Class A-8 Notes                                                                                   0.00
        (i) Class A-9 Notes                                                                                  0.00
        (j) Class A-10 Notes                                                                                 0.00
        (k) Class B Certificates                                                                             0.00

3.   Total Distribution of Interest                                         Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                     0.00
        (b) Class A-2 Notes                                                   0.19014244                22,626.95
        (c) Class A-3 Notes                                                   4.93250000               557,372.50
        (d) Class A-4 Notes                                                   5.01666667               366,216.67
        (e) Class A-5 Notes                                                   5.04166667               665,500.00
        (f) Class A-6 Notes                                                   5.10833333               449,533.33
       (g) Class A-7 Notes                                                    5.11666667               291,650.00
       (h) Class A-8 Notes                                                    5.19166667               441,291.67
        (i) Class A-9 Notes                                                   5.26666667               321,266.67
        (j) Class A-10 Notes                                                  5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                3,460,499.45
        (k) Class B Certificates                                              5.45000000                                244,679.31


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          PRINCIPAL
-------------------------------
                                                                            No. of Contracts
                                                                            ----------------
1.   Amount of Stated Principal Collected                                                            5,860,953.59
2.   Amount of Principal Prepayment Collected                                     587               14,192,083.86
3.   Amount of Liquidated Contract                                                15                   471,132.26
4.   Amount of Repurchased Contract                                                0                         0.00

       Total Formula Principal Distribution Amount                                                                   20,524,169.71
                                                                                              Pool Factor
5.   Principal Balance before giving effect to Principal Distribution                          ----------
        (a) Class A-1 Notes                                                                     0.0000000                     0.00
        (b) Class A-2 Notes                                                                     0.0389902             4,639,839.33
        (c) Class A-3 Notes                                                                     1.0000000           113,000,000.00
        (d) Class A-4 Notes                                                                     1.0000000            73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000           132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000            88,000,000.00
       (g) Class A-7 Notes                                                                      1.0000000            57,000,000.00
       (h) Class A-8 Notes                                                                      1.0000000            85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000            65,000,000.00
        (k) Class B Certificates                                                                1.0000000            44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
       (g) Class A-7 Notes                                                                                                    0.00
       (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7.   Principal Distribution                                                 Cost per $1000
                                                                            ----------------
        (a) Class A-1 Notes                                                   0.00000000                                      0.00
        (b) Class A-2 Notes                                                   38.99024647                             4,639,839.33
        (c) Class A-3 Notes                                                  140.56929540                            15,884,330.38
        (d) Class A-4 Notes                                                   0.00000000                                      0.00
        (e) Class A-5 Notes                                                   0.00000000                                      0.00
        (f) Class A-6 Notes                                                   0.00000000                                      0.00
       (g) Class A-7 Notes                                                    0.00000000                                      0.00
       (h) Class A-8 Notes                                                    0.00000000                                      0.00
        (i) Class A-9 Notes                                                   0.00000000                                      0.00
        (j) Class A-10 Notes                                                  0.00000000                                      0.00
        (k) Class B Certificates                                              0.00000000                                      0.00

                                                                                               Pool Factor
8.   Principal Balance after giving effect to Principal Distribution                           ----------
        (a) Class A-1 Notes                                                                     0.0000000                     0.00
        (b) Class A-2 Notes                                                                     0.0000000                     0.00
        (c) Class A-3 Notes                                                                     0.8594307            97,115,669.62
        (d) Class A-4 Notes                                                                     1.0000000            73,000,000.00
        (e) Class A-5 Notes                                                                     1.0000000           132,000,000.00
        (f) Class A-6 Notes                                                                     1.0000000            88,000,000.00
       (g) Class A-7 Notes                                                                      1.0000000            57,000,000.00
       (h) Class A-8 Notes                                                                      1.0000000            85,000,000.00
        (i) Class A-9 Notes                                                                     1.0000000            61,000,000.00
        (j) Class A-10 Notes                                                                    1.0000000            65,000,000.00
        (k) Class B Certificates                                                                1.0000000            44,895,285.54



          POOL DATA                                                                             Aggregate
-------------------------------                                            No. of Contracts Principal Balance
                                                                            --------------- -----------------
1.   Pool Stated Principal Balance as of 5/31/98                                23,335        703,010,955.16

2.   Delinquency Information                                                                                      % Delinquent
              (a) 31-59 Days                                                      209                5,615,488.80    0.799%
              (b) 60-89 Days                                                      74                 1,662,156.03    0.236%
              (c) 90-119 Days                                                     56                 1,574,172.13    0.224%
              (d) 120 Days +                                                      148                5,577,814.84    0.793%


3.   Contracts Repossessed during the Due Period                                  15                   536,807.11

4.   Current Repossession Inventory                                               24                   892,193.46

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 15                   471,132.26
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     234,809.98
                                                                                            -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   236,322.28

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    1,096,111.04

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            90                                  1,346,988.24

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.283%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               122.506



       TRIGGER ANALYSIS
-------------------------------

1.  (a)  Average Delinquency Percentage                         1.321%
     (b)  Delinquency Percentage Trigger in effect ?                              NO

2.  (a)  Average Net Loss Ratio                                 0.028%
     (b)  Net Loss Ratio Trigger in effect ?                                      NO
     (c)  Net Loss Ratio (using ending Pool Balance)            0.219%

3.  (a)  Servicer Replacement Percentage                        0.213%
     (b)  Servicer Replacement Trigger in effect ?                                NO



        MISCELLANEOUS
-------------------------------

1.   Monthly Servicing Fees                                                                                             301,472.97

2.   Servicer Advances                                                                                                  469,686.61

3.   (a)  Opening Balance of the Reserve Account                                                                     14,470,702.50
      (b)  Deposits to the Reserve Account                                                           1,358,719.63
      (c)  Investment Earnings in the Reserve Account                                                   68,811.09
      (d)  Distribution from the Reserve Account                                                    (1,838,014.10)
      (e)  Ending Balance of the Reserve Account                                                                     14,060,219.10

4.   Specified Reserve Account Balance                                                                               14,060,219.10

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                      689,141.36
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                               151,975.10
      (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                             (252,209.89)
      (e)  Ending Balance in the Pay-Ahead Account                                                                      588,906.57

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